Exhibit 21.2

Aon Corporation - Worldwide Subsidiaries

Name	COUNTRY	Jurisdiction of Incorp
Access Plans, Inc.		Oklahoma
Access Plans USA, inc.		Oklahoma
Affinity Insurance Services, Inc.		Pennsylvania
AIS Affinity Insurance Agency, Inc.		California
AIS Insurance Agency, Inc.		Washington
Alexander Reinsurance Intermediaries, Inc.		New York
Allen Insurance Associates, Inc.		California
Alliance HealthCard, Inc.		Georgia
Alliance HealthCard of Florida, Inc.		Georgia
Allied Group Holdings LLC		Delaware
Allied North America Insurance Brokerage of California, LLC		Delaware
Allied North America Insurance Brokerage of New York, LLC		Delaware
Allied North America Insurance Brokerage of Texas, LLC		Delaware
Allied Risk Solutions, LLC		Delaware
American Insurance Services Corp.		Texas
American Safety Consultants, LLC		Delaware
American Special Risk Insurance Company		Delaware
AMXH, LLC		Delaware
Aon Advisors, Inc.		Virginia
Aon Advisory Services Inc.		Delaware
Aon Aviation, Inc.		Illinois
Aon Benfield Fac Inc.		Illinois
Aon Benfield Global, Inc.		Delaware
Aon Benfield Inc.		Illinois
Aon Benfield Puerto Rico Inc.		Puerto Rico
Aon Benfield Securities, Inc.		New York
Aon Brazil Holdings, LLC		Delaware
Aon Capital Partners, Inc.		Delaware
Aon Captive Management, Ltd.		U.S. Virgin Islands
Aon Capital Managers, LLC		Delaware
Aon Chile Holdings, LLC		Delaware
Aon Consulting & Insurance Services		California
Aon Consulting Worldwide, Inc.		Maryland
Aon Consulting, Inc.		New York
Aon Consulting, Inc.		New Jersey
Aon Corporation		Delaware
Aon eSolutions, Inc.		California
Aon Finance US 1, LLC		Delaware
Aon Finance US 2, LLC		Delaware
Aon Finance US 3, LLC		Delaware
Aon Finance US LP		Delaware
Aon Financial & Insurance Solutions, Inc.		California
Aon Fire Protection Engineering Corporation		Delaware
Aon Fire Protection Engineering of Illinois P.C.		Illinois
Aon Global Market Solutions, Inc.		Tennessee
Aon Group, Inc.		Maryland
Aon Hewitt LLC		Delaware
Aon Hewitt Absence Management, LLC		Connecticut
Aon Hewitt Benefit Payment Services, LLC		Illinois
Aon Hewitt Financial Advisors, LLC		Delaware
Aon Hewitt Navigators Insurance Services Inc.		California
Aon Human Capital Services, LLC		Delaware
Aon Insurance Management Services - Virgin Islands, Inc.		U.S. Virgin Islands
Aon Insurance Managers (Puerto Rico) Inc.		Puerto Rico
Aon Insurance Managers (USA) Inc.		Vermont
Aon Insurance Managers (USVI), Inc.		U.S. Virgin Islands
Aon International Energy, Inc.		Texas
Aon International Holdings, Inc.		Maryland
Aon Life Agency of Texas, Inc.		Texas
Aon Life Insurance Company		Vermont

Aon Mexico Holdings, LLC	Delaware
Aon PHI Acquisition Corporation of California	California
Aon Premium Finance, LLC	Delaware
Aon Private Risk Management Insurance Agency, Inc.	Illinois
Aon Private Risk Management of California Insurance Agency, Inc.	California
Aon Property Risk Consulting, Inc.	New York
Aon Realty Services, Inc.	Pennsylvania
Aon Recovery, Inc.	Delaware
Aon Retirement Plan Advisors, LLC	Delaware
Aon Risk Consultants, Inc.	Illinois
Aon Risk Insurance Services West, Inc.	California
Aon Risk Services (Holdings) of Latin America, Inc.	Delaware
Aon Risk Services (Holdings) of the Americas, Inc.	Illinois
Aon Risk Services Central, Inc.	Illinois
Aon Risk Services Companies, Inc.	Maryland
Aon Risk Services International (Holdings) Inc.	Delaware
Aon Risk Services Northeast, Inc.	New York
Aon Risk Services South, Inc.	North Carolina
Aon Risk Services Southwest, Inc.	Texas
Aon Risk Solutions of Puerto Rico, Inc.	Puerto Rico
Aon Risk Services, Inc. of Florida	Florida
Aon Risk Services, Inc. of Hawaii	Hawaii
Aon Risk Services, Inc. of Maryland	Maryland
Aon Risk Services, Inc. of Washington, D.C.	District of Columbia
Aon Risk Technologies, Inc.	Delaware
Aon Service Corporation	Illinois
Aon Services Group, Inc.	Delaware
Aon Special Risk Resources, Inc.	Delaware
Aon Underwriting Managers, Inc.	Delaware
Aon/Albert G. Ruben Insurance Services, Inc.	California
Aon Ward Financial Corporation	Ohio
ARM International Corp.	New York
ARM International Insurance Agency Corp.	Ohio
ARMRISK CORP.	New Jersey
ASPN Insurance Agency, LLC	Delaware
Association of Rural and Small Town Americans	Missouri
Assurance Licensing Services, Inc.	Illinois
Atlantic Star Administrators LLC	Delaware
Atlantic Star Intermediaries, LLC	Delaware
B E P International Corp.	New Jersey
Benefit Marketing Solutions, L.L.C.	Oklahoma
Benfield Advisory Inc.	Delaware
Benfield Finance (London) LLC	Delaware
Benfield Finance (Westport) LLC	Delaware
Blanch Americas Inc.	Delaware
BMS Insurance Agency, L.L.C.	Oklahoma
Bowes & Company, Inc., of New York	New York
Cananwill Corporation	Delaware
Cananwill, Inc.	California
Cananwill, Inc.	Pennsylvania
CICA SPE, LLC	Delaware
Citadel Insurance Managers, Inc.	California
Coalition for Benefits Equality and Choice	California
Corporate Investigative Solutions, Inc.	New Jersey
Crawley, Warren (U.S.A.) Inc.	Massachusetts
DMA CLAIM SERVICES, LLC	New York
E.W. Blanch Capital Risk Solutions, Inc.	Delaware
E.W. Blanch Insurance Services Inc.	Delaware
E.W. Blanch International Inc.	Delaware
Ennis Knupp Secondary Market Services, LLC	Delaware
Financial & Professional Risk Solutions, Inc.	Illinois
Futurity Group, Inc.	Nevada
Gateway Alternatives, L.L.C.	Delaware

Global Insurance Strategies, LLC		Delaware
Grant Park Capital, LLC		Delaware
Healthy Paws Pet Insurance LLC		Washington
Hewitt Associates Caribe, Inc.		Puerto Rico
Hewitt Associates LLC		Illinois
Hewitt Associates International Services, Inc.		Delaware
Hewitt Associates Public Sector Consulting LLC		Illinois
Hewitt EnnisKnupp, Inc.		Illinois
Hewitt Financial Services LLC		Illinois
Hewitt Insurance Brokerage LLC		Delaware
Hewitt Insurance Services, Inc.		Puerto Rico
Hewitt International Holdings LLC		Delaware
Hogg Robinson North America, Inc.		Delaware
Holdco #1, Inc.		Delaware
Holdco #2, Inc.		Delaware
Huntington T. Block Insurance Agency, Inc.		District of Columbia
Impact Forecasting, L.L.C.		Illinois
INPOINT, INC.		Illinois
International Accident Facilities, Inc.		Massachusetts
International Claims Administrators, Inc.		Kansas
International Risk Management (Americas), Inc.		Ohio
International Space Brokers, Inc.		Virginia
IRM/GRC Holding Inc.		Delaware
J H Minet Puerto Rico Inc.		Puerto Rico
Johnson Rooney Welch, Inc.		California
K & K Insurance Group of Florida, Inc.		Florida
K & K Insurance Group, Inc.		Indiana
K2 Technologies Inc.		California
McLagan Partners Asia, Inc.		Delaware
McLagan Partners, Inc.		Delaware
Membership Leasing Trust		Delaware
Minet Holdings Inc.		New York
Minet Re North America, Inc.		Georgia
Muirfield Underwriters, Ltd.		Delaware
Paragon Strategic Solutions Inc.		Delaware
Prairie State Underwriting Managers, L.L.C.		Illinois
Premier Auto Finance, Inc.		Delaware
Project Technologies International L.L.C.		Delaware
Protective Marketing Enterprises, Inc.		Tennessee
Private Equity Partnership Structures I, LLC		Delaware
Redwoods Dental Underwriters, Inc.		North Carolina
Rewards Plus of America Corporation		Maryland
SINSER Management Services (Vermont), Inc.		Vermont
Specialty Benefits, Inc.		Indiana
T.J.E. Management, LLC		Minnesota
The Capella Group, Inc.		Texas
Trans Caribbean Insurance Services, Inc.		U.S. Virgin Islands
Underwriters Marine Services, Inc.		Louisiana
VSC SPE, LLC		Delaware
Ward Financial Group, Inc.		Ohio
Wexford Underwriting Managers, Inc.		Delaware
William Gallagher Associates of New Jersey, Inc.		New Jersey
Worldwide Integrated Services Company		Texas
Wrapid Specialty, Inc.		California
Admiseg SA	Argentina
Affinity Argentina SA	Argentina
Aon Assist Argentina SA	Argentina
Aon Benfield Argentina SA	Argentina
Aon Consulting Argentina SA	Argentina
Aon Risk Services Argentina SA	Argentina
Asevasa Argentina S.A.	Argentina
Benfield Argentina SA	Argentina
Hewitt Associates, S.A.	Argentina

Marinaro Dundas SA	Argentina
SN Re SA	Argentina
Swire Blanch MSTC SA	Argentina
Swire Blanch MSTC II SA	Argentina
J.S. Johnson & Company Ltd	Bahamas
Aon Insurance Managers (Barbados) Ltd.	Barbados
Anchor Underwriting Managers Ltd.	Bermuda
Aon (Bermuda) Ltd.	Bermuda
Aon Benfield Group Limited	Bermuda
Aon Group (Bermuda) Ltd.	Bermuda
Aon Insurance Managers (Bermuda) Ltd	Bermuda
Benfield (Bermuda) Limited	Bermuda
Benfield Investment Holdings Limited	Bermuda
Benfield Juniperus Holdings Limited	Bermuda
Frank B. Hall (Underwriting Managers) Ltd.	Bermuda
International Risk Management Group Ltd	Bermuda
White Rock Insurance (Americas) Ltd.	Bermuda
White Rock Insurance (SAC) Ltd.	Bermuda
Aon Bolivia SA Corredores de Seguros	Bolivia
Aon Consulting Bolivia SRL	Bolivia
Aon Re Bolivia SA Correadores de Reaseguros	Bolivia
Aon Affinity do Brasil Servicos e Corretora de Seguros S/C Ltda	Brazil
Aon Affinity Servicos e Participacoes Ltda	Brazil
Aon Affinity Administradora de Beneficios Ltda	Brazil
Aon Benfield Brasil Corretora de Resseguros Ltda	Brazil
Aon Group Corretagem, Administracao e Consultoria de Seguros Ltda	Brazil
Aon Holdings Corretores de Seguros Ltda	Brazil
Benfield do Brasil Corretora de Resseguros Ltda	Brazil
Hewitt Associates Servicos de Recursos Humanos Ltda	Brazil
Hewitt Associates Administradora e Corretora de Seguros Ltda	Brazil
682465 Canada Ltd.	Canada
Accuracy Canada Inc.	Canada
Aon Benfield Canada ULC	Canada
Aon Canada Inc.	Canada
Aon Reed Stenhouse Inc.	Canada
Aon Parizeau Inc.	Canada
Aon Risk Services Canada Inc.	Canada
Risk Management Consultants of Canada Limited	Canada
Aon Hewitt Inc.	Canada
Groupe-Conseil Aon Inc.	Canada
Aon Direct Group Inc.	Canada
Aon Wealth Management Inc.	Canada
Aon Finance Canada 1 Corp.	Canada
Aon Finance Canada 2 Corp.	Canada
Aon Finance Canada 3 Corporation	Canada
Aon Finance Canada 4 Corporation	Canada
Cananwill Canada Limited	Canada
Coles Hewitt Partnership	Canada
Dominion Mutual Insurance Brokers Ltd.	Canada
Minet Inc.	Canada
K&K Insurance Brokers, Inc. Canada	Canada
Alexander & Alexander Services Canada Inc.	Canada
Aon Fire Protection Engineering Corporation	Canada
Aon Canada Intermediaries GP	Canada
Aon Canada Holdings N.S. ULC	Canada
Aon Finance N.S. 1, ULC	Canada
Aon Finance N.S. 2, ULC	Canada
Aon Finance N.S. 3, ULC	Canada
Aon Finance N.S. 4, ULC	Canada
Aon Finance N.S. 5, ULC	Canada
Aon Finco N.S. 2012-1, ULC	Canada
Aon Finco N.S. 2012-2, ULC	Canada
Hewitt Amalco 1 ULC	Canada

Hewitt Amalco 2 ULC	Canada
Hewitt Amalco 3 ULC	Canada
Hewitt Amalco 4 ULC	Canada
Hewitt Amalco 5 ULC	Canada
Hewitt Associates Corporation	Canada
Hewitt Holdings Canada Company	Canada
Hewitt Management Ltd.	Canada
Hewitt Western Management Amalco Inc.	Canada
Horizon Professional Corporation	Canada
IAO Actuarial Consulting Services Canada Inc.	Canada
J. Allen Brown Consultants, Inc.	Canada
M.A. Shakeel Management Ltd. Amalco	Canada
USLP Underwriting Solutions LP	Canada
7193599 Canada Inc.	Canada
Aon Insurance Managers (Cayman) Ltd.	Cayman Islands
Aon Risk Solutions (Cayman) Ltd.	Cayman Islands
Aon Affinity Chile Ltda.	Chile
Aon Andueza Nikols Corredores de Seguros SA	Chile
Aon Consulting Chile Limitada	Chile
Aon Re (Chile) Corredores de Reaseguros Ltda	Chile
Aon Risk Services (Chile) SA	Chile
Aon Risk Services Holdings (Chile ) Ltda	Chile
Asevasa Chile Peritaciones e Ingenieria de Riesgos, S.A.	Chile
Benfield Corredores de Reaseguro Ltda	Chile
Excess Corredores de Reaseguros SA	Chile
Hewitt Associates Limitada (Chile)	Chile
Inversiones Benfield Chile Ltda	Chile
Nikols Chile SA	Chile
Aon Affinity Colombia Ltda. Agencia de Seguros	Colombia
Aon Benfield Colombia Ltda. Corredores de Reaseguros	Colombia
Aon Corporate Advisors Ltda	Colombia
Aon Risk Services Colombia SA Corredores de Seguros	Colombia
Banca Seguros Colon, S.A.	Colombia
Tecsefin, S.A. en liquidacion	Colombia
Akaoasesores Cia. Ltda.	Ecuador
Aon Consulting Ecuador S.A.	Ecuador
Aon Group Ecuador SA Intermediaria de Reaseguros	Ecuador
Aon Risk Services Ecuador SA	Ecuador
Aon Affinity Mexico, S.A. de C.V.	Mexico
Aon Affinity Mexico Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
Aon Benfield Mexico Intermediario de Reaseguro SA de CV	Mexico
Aon Life, Agente de Seguros, S.A. de C.V.	Mexico
Aon Mexico Business Support SA de CV	Mexico
Aon Mexico Holdings, S. de R.L. de C.V.	Mexico
Aon Risk Solutions Agentes de Seguros y de Fianzas SA de CV	Mexico
Asevasa Mexico, S.A. de C.V.	Mexico
Hewitt Associates, S.C.	Mexico
Hewitt Beneficios Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
Aon (Panama) Ltd. SA	Panama
Aon Benfield Panama SA	Panama
Aon Broking Services SA	Panama
Aon Insurance Managers (Panama) SA	Panama
Frank B. Hall Re (Latin America) Inc.	Panama
Tecsefin Centroamerica, S.A.	Panama
Tecsefin Guatamala	Panama
Tecsefin Salvador	Panama
Aon Affinity Peru Corredores de Seguros S.A.	Peru
Aon Benfield Peru Corredores de Reaseguros SA	Peru
Asesores y Corredores de Seguros SA	Rep. Dominica
Aon Energy Caribbean Limited	Trinidad and Tobago
J.S. Johnson & Company (Turks & Caicos) Ltd.	Turks & Caicos
Asevasa Caricam, S.A.	Uruguay
Aon Benfield Latin America SA	Uruguay

Asevasa Panama, S.A.	Uruguay
JFS (Sudamerica) SA	Uruguay
Marinaro Dundas SA	Uruguay
Administradora Aon CA	Venezuela
Aon Group Venezuela Corretaje de Reaseguros CA	Venezuela
Aon Risk Services Venezuela, Corretaje de Seguros CA	Venezuela
Alexander Howden Group (Australia) Ltd.	Australia
Alexander Howden Reinsurance Brokers (Australia) Ltd	Australia
Aon Benfield Australia Ltd.	Australia
Aon Charitable Foundation Pty. Ltd.	Australia
Aon Finance Company (Australia)	Australia
Aon Hewitt Ltd.	Australia
Aon Corporation Australia Ltd.	Australia
Aon Hewitt Financial Advice Ltd.	Australia
Aon Holdings Australia Pty Ltd	Australia
Aon Product Design & Development Australian Pty Ltd.	Australia
Aon Risk Services Australia Ltd.	Australia
Aon Services Pty Ltd.	Australia
Aon Superannuation Pty Ltd.	Australia
Aon Wealth Management Ltd.	Australia
Benfield (Australia) Pty Ltd	Australia
CSI The Remuneration Specialists Pty Ltd	Australia
Freeman McMurrick Pty Ltd.	Australia
Harbour Pacific Holdings Pty Ltd	Australia
Harbour Pacific Underwriting Management Pty Ltd	Australia
Hewitt Associates Pty. Limited	Australia
HIA Insurance Services Pty Ltd.	Australia
McDonald & Company (Australasis) Pty Ltd.	Australia
Aon Market Services Pty Ltd	Australia
Aon Australian Holdco 1 Pty Ltd	Australia
Aon Australian Holdco 2 Pty Ltd	Australia
Aon-COFCO Insurance Brokers Co., Ltd.	China
Aon Asia Pacific Consulting (Shanghai) Co., Ltd.	China
Hewitt Associates Consulting (Shanghai) Co., Ltd.	China
Aon (Fiji) Ltd.	Fiji
Aon Insurance Micronesia (Guam) Inc	Guam
Aon (CR) Insurance Agencies Co. Ltd.	Hong Kong
Aon Agencies Hong Kong Ltd.	Hong Kong
Aon Assurance Agencies Hong Kong Limited	Hong Kong
Aon Benfield China Limited	Hong Kong
Aon Chevalier Risk Management Hong Kong Limited	Hong Kong
Aon Commercial Insurance Agencies Hong Kong Limited	Hong Kong
Aon Enterprise Insurance Agencies Hong Kong Ltd.	Hong Kong
Aon Holdings Hong Kong Limited	Hong Kong
Aon Hong Kong Ltd.	Hong Kong
Aon Insurance Agencies (HK) Ltd	Hong Kong
Aon Insurance Management Agencies (HK) Limited	Hong Kong
Aon Insurance Underwriting Agencies Hong Kong Ltd.	Hong Kong
Aon Life Insurance Agencies (HK) Limited	Hong Kong
Aon Product Risk Services Hong Kong Limited	Hong Kong
Aon Services Hong Kong Limited	Hong Kong
Aon Underwriting Agencies (Hong Kong) Ltd.	Hong Kong
Asian Reinsurance Underwriters Limited	Hong Kong
Contingency Insurance Brokers Ltd.	Hong Kong
Essar Insurance Services Ltd.	Hong Kong
EW Blanch Limited	Hong Kong
Accuracy India (Pvt) Ltd.	India
Aon Consulting Pvt. Ltd	India
Aon Global Insurance Brokers Pvt. Ltd.	India
Aon Specialist Services Pvt Ltd.	India
Ennis Knupp & Associates India Private Limited	India
Hewitt Associates (India) Pvt. Ltd.	India
Hewitt Human Resource Services Limited	India

Hewitt Outsourcing Services India Limited	India
PT Aon Benfield Indonesia	Indonesia
PT Aon Indonesia	Indonesia
PT Aon Hewitt Indonesia	Indonesia
Aon Benfield Japan Ltd.	Japan
Aon Hewitt Japan Ltd.	Japan
Aon Holdings Japan Ltd.	Japan
Aon Japan Ltd.	Japan
Aon Hewitt Consulting Korea Inc.	Korea
Aon Korea Inc.	Korea
Aon Insurance Agencies (Macau) Limited	Macau
Aon Benfield Malaysia Limited	Malaysia
Aon Holdings Malaysia Sdn Bhd	Malaysia
Aon Insurance Brokers (Malaysia) Sdn Bhd	Malaysia
Aon Hewitt Malaysia Sdn. Bhd	Malaysia
Aon Benfield New Zealand Limited	New Zealand
Aon Holdings New Zealand	New Zealand
Aon New Zealand Group	New Zealand
Aon New Zealand	New Zealand
Superannuation Management Nominees Ltd.	New Zealand
Aon Insurance Brokers (Pvt) Ltd.	Pakistan
Aon Insurance and Reinsurance Brokers Philippines Inc.	Philippines
Hewitt Associates Inc.	Philippines
Aon Superannuation (PNG) Limited	PNG
Aon Hewitt (PNG) Ltd.	PNG
Aon Risk Services (PNG) Ltd.	PNG
Aon Insurance Micronesia (Saipan) Inc	Saipan
Alexander & Alexander Asia Holdings Pte. Ltd.	Singapore
Aon Benfield Asia Pte Ltd.	Singapore
Aon Consulting (Singapore) Pte. Ltd.	Singapore
Aon Hewitt Singapore Pte. Ltd.	Singapore
Aon Insurance Agencies Pte. Ltd.	Singapore
Aon Insurance Managers (Singapore) Pte Ltd	Singapore
Aon Singapore Pte. Ltd.	Singapore
Aon Singapore (Broking Centre) Pte. Ltd.	Singapore
Hewitt HR Delivery Services Pte. Ltd.	Singapore
Stenhouse (South East Asia) Pte. Ltd.	Singapore
Aon Management Consulting Taiwan Ltd.	Taiwan
Aon Taiwan Ltd.	Taiwan
Aon Risk Services Taiwan Ltd.	Taiwan
Aon Insurance Agency (General) Taiwan Ltd.	Taiwan
Aon Consulting (Thailand) Ltd.	Thailand
Aon Group (Thailand) Ltd.	Thailand
Aon Re (Thailand) Ltd.	Thailand
Aon Risk Services (Thailand) Ltd.	Thailand
Aon (Thailand) Ltd.	Thailand
Hewitt Associates (Thailand) Ltd.	Thailand
Aon (Vanuatu) Ltd.	Vanuatu
Aon Vietnam Limited	Vietnam
Aon Angola Corretores de Seguros Limitada	Angola
Aon Holdings Austria Gesellschaft m.b.H.	Austria
Aon Hewitt GmbH	Austria
Aon Jauch & Hubener Gesellschaft m.b.H.	Austria
Aon Benfield Ruckversicherungsmakler Ges.mbH	Austria
ASTA Versicherungsburo Dr.Jur. F. Nitsche Beratungen und Vermittlungen GesmbH	Austria
Panczelos Gesellschaft m.b.H.	Austria
Versicherungsmaklerburo Hans Windisch-Graetz GmbH	Austria
Winfried Bonn Versicherungsberatungs- und Vermitlungs GmbH	Austria
Aon Re Middle East W.L.L.	Bahrain
Accuracy Belgium B.V.B.A.	Belgium
Agenion N.V./SA	Belgium
Aon Belgium B.V.B.A.	Belgium

Crion N.V.	Belgium
Probabilitas N.V./SA	Belgium
Aon Botswana (Pty) Ltd.	Botswana
Aon Holdings Botswana (Pty) Ltd.	Botswana
Aon Risk Management (Pty) Ltd.	Botswana
Vassal Properties (Pty) Ltd.	Botswana
Glenrand M I B (Botswana) (Pty) Limited	Botswana
Aon Business Consulting Ltd.	Bulgaria
Aon Bulgaria EOOD	Bulgaria
Aon Bulgaria Ltd.	Bulgaria
Aon Insurance Brokerage Ltd.	Croatia
Aon Poslovno Savjetovanje d.o.o.	Croatia
Aon Cyprus Insurance Broker Company Limited	Cyprus
Aon Benfield Bratislava s.r.o.	Czech Rep.
Aon Central and Eastern Europe AS	Czech Rep.
Aon Denmark A/S	Denmark
Aon Denmark Insurance Services A/S	Denmark
Aon Private Consulting A/S	Denmark
Riskikonsultatsioonid OÜ	Estonia
Aon Finland Oy	Finland
Aon Monia Oy	Finland
Accuracy SAS	France
Aon France S.A.	France
Aon France Finance SA	France
Aon Holdings France SNC	France
Hewitt Associates SAS	France
International Space Brokers France S.A.	France
Accuracy Deutschland GmbH Frankfurt am Main	Germany
AIV Karl Alt GmbH	Germany
Aon Beteiligungsmanagement Deutschland GmbH & Co. KG	Germany
Aon Credit International Insurance Broker GmbH	Germany
Aon Deutschland Beteiligungs GmbH	Germany
Aon Hewitt Consulting Deutschland GmbH	Germany
Aon Holdings Deutschland GmbH	Germany
Aon Pensions Insurance Brokers GmbH	Germany
Aon Risiko & Versicherungsberatung GmbH	Germany
Aon Risk Services (Deutschland) GmbH	Germany
Aon Versicherungsmakler Deutschland GmbH	Germany
Aon Wolff & Muller GmbH	Germany
Carstens & Schues GmbH	Germany
Hamburger Gesellschaft zur Forderung des Verssicherungswesens mbH	Germany
Aon Hewitt GmbH	Germany
Aon Hewitt Trust Solutions GmbH	Germany
PRORUCK Ruckversicherungs Aktiengesellschaft AG	Germany
UNIT Versicherungsmakler GmbH	Germany
UNITA Unternehmensberatung GmbH	Germany
WACUS Delkredere Management GmbH	Germany
Aon Greece SA	Greece
Aon Credit Kelet - Europai Hitelbiztositasi Alkusz Kft	Hungary
Aon Magyarorszag Biztositasi Alkusz Kft	Hungary
Aon Tanacsado es Penztarszolgaltao Reszventytarsas	Hungary
Hewitt Human Tanacsado Kft	Hungary
Alexander & Alexander Ireland Ltd	Ireland
Aon Beech Hill Ltd	Ireland
Aon Insurance Managers (Dublin) Ltd.	Ireland
Aon Insurance Managers (Property) Limited	Ireland
Aon Insurance Managers (Shannon) Limited	Ireland
Bacon & Woodrow Partnerships (Ireland) Limited	Ireland
Becketts (Trustees) Limited	Ireland
Becketts Limited (Ireland)	Ireland
Beech Hill Pension Trustees Ltd	Ireland
Aon Commercial Services and Operations Limited	Ireland
Aon Investments Holdings Ireland Limited	Ireland

Aon MacDonagh Boland Group Ltd	Ireland
Delany Bacon & Woodrow Partnership	Ireland
Finance and Pension Solutions Ltd	Ireland
Hewitt Associates Limited	Ireland
Hewitt Investment Consulting Limited	Ireland
Insureforsure Ltd.	Ireland
MacDonagh Boland Crotty MacRedmond Ltd	Ireland
Private Client Trustees Ltd.	Ireland
Redmond Life & Pensions Ltd.	Ireland
Aon Centre for Innovation and Analytics Ltd	Ireland
Toal Life & Investments Ltd.	Ireland
Aon McMillen Ltd	Ireland (Northern)
Aminim International Underwriters of Insurance Agencies (1990) Ltd.	Israel
Aon Israel Insurance Brokerage Ltd.	Israel
Aon Holdings Israel Ltd.	Israel
Aon Benfield Israel Limited	Israel
I. Beck Insurance Agency (1994) Ltd.	Israel
Kamor Insurance Agency (2003) Ltd.	Israel
National Insurance Office Ltd.	Israel
Ronnie Elementary Insurance Agency Ltd	Israel
Accuracy Srl	Italy
Aon Benfield Italia S.p.A.	Italy
Aon Italia S.R.L.	Italy
Aon Re Trust Broker Srl	Italy
Aon Hewitt Risk & Consulting Srl	Italy
Aon S.p.A. Insurance & Reinsurance Brokers	Italy
Asscom Insurance Brokers Srl	Italy
CRA - Soluzioni Assicurative Srl	Italy
Hewitt Associates S.R.L.	Italy
Praesidium SpA	Italy
Aon Consulting Kazakhstan LLP	Kazakhstan
Insurance Broker Aon Kazakhstan LLP	Kazakhstan
Aon Consulting Ltd.	Kenya
Aon Kenya (Aon Kenya Insurance Brokers Ltd)	Kenya
Minken Properties Ltd.	Kenya
Aon Consulting Lesotho (Pty) Ltd.	Lesotho
Aon Lesotho (Pty) Ltd.	Lesotho
Aon Insurance Managers (Liechtenstein) Limited	Liechtenstein
UADBB Aon Baltic	Lithuania
Aon Captive Services Group (Europe) SA	Luxembourg
Aon Insurance Managers (Luxembourg) SA	Luxembourg
Aon Luxembourg SA	Luxembourg
Aon Global Risk Consulting Luxembourg Sarl	Luxembourg
Sinser (Luxembourg) Sarl	Luxembourg
White Rock Reinsurance SA	Luxembourg
Aon Re Canada Holdings SARL	Luxembourg
Aon Malawi Ltd.	Malawi
Aon Insurance Manager (Malta) Ltd.	Malta
Aon Services (Malta) Ltd.	Malta
White Rock Insurance (Europe) PCC Limited	Malta
Aon Hewitt Limited	Mauritius
Aon Mauritius Holdings	Mauritius
Consulting Hewitt (Mauritius) Ltd.	Mauritius
Glenrand M I B (Mauritius) (Pte) Limited	Mauritius
Aon Acore Sarl	Morocco
Casablanca Intermediation Company Sarl	Morocco
Aon Mocambique - Corretores de Seguros Ltd.	Mozambique
Glenrand M I B (Mozambique) Lda.	Mozambique
Glenrand M I B (Namibia) (Pty) Limited	Namibia
Aon Antillen NV	Neth. Antilles
Aon Aruba NV	Neth. Antilles
Aon Captive Services Antilles N.V.	Neth. Antilles
Aon Captive Services Aruba N.V.	Neth. Antilles

Aon Holdings Antillen N.V.	Neth. Antilles
Aon Insurance Managers (Antilles) N.V.	Neth. Antilles
Aon Sint Maarten N.V.	Neth. Antilles
Alexander & Alexander B.V.	Netherlands
Alexander & Alexander Holding B.V.	Netherlands
Aon 2008 B.V.	Netherlands
Aon Accuracy BV	Netherlands
Aon Americas Holdings BV	Netherlands
Aon Benfield Netherlands CV	Netherlands
Aon CANZ Holdings B.V.	Netherlands
Aon Captive Services (Nederland) BV	Netherlands
Aon Consulting Nederland CV	Netherlands
Aon Cash Management B.V.	Netherlands
Aon Finance Netherlands B.V.	Netherlands
Aon Global Holdings Cooperatief 1 U.A.	Netherlands
Aon Global Holdings Cooperatief 2 U.A.	Netherlands
Aon Groep Nederland BV	Netherlands
Aon Group International BV	Netherlands
Aon Hewitt Risk & Financial Management B.V.	Netherlands
Aon Holdings BV	Netherlands
Aon Holdings International BV	Netherlands
Aon Holdings Mid Europe BV	Netherlands
Aon International Cooperatief U.A.	Netherlands
Aon Makelaars in Assurantien BV	Netherlands
Aon Nederland CV	Netherlands
Aon Corporation EMEA B.V.	Netherlands
Aon Nikols Chile BV	Netherlands
Aon Participations BV	Netherlands
Aon Restructuring B.V.	Netherlands
Aon Risk Services EMEA B.V.	Netherlands
Aon Southern Europe BV	Netherlands
Aon Verzuim Management BV	Netherlands
Aon Global Risk Consulting BV	Netherlands
Assurantie Groep Langeveldt CV	Netherlands
B.H. Insurance Holdings B.V	Netherlands
Bekouw Mendes CV	Netherlands
Beursstraat 1A BV	Netherlands
Bonnikeplein 18-22 BV	Netherlands
B.V. Assurantiekantoor Langeveldt Schroder	Netherlands
Catz & Lips BV	Netherlands
Celinvest Amsterdam BV	Netherlands
COT Instituut voor Veiligheids-en Crisismanagement B.V.	Netherlands
C.V. ‘t Huys ter Merwe	Netherlands
D. Hudig & Co. BV	Netherlands
De Admiraal BV	Netherlands
Dorhout Mees Assurantien BV	Netherlands
Aon Trust Services B.V.	Netherlands
Heerkens Thijssen Groep B.V.	Netherlands
Hewitt Associates B.V.	Netherlands
Hewitt Associates Outsourcing BV	Netherlands
Hewitt & Koelman International BV	Netherlands
Hudig-Langeveldt (Pensioenbureau) BV	Netherlands
Hudig-Langeveldt (Reinsurance) BV	Netherlands
Hudig-Langeveldt Makelaardij in Assurantien BV	Netherlands
Jacobs & Brom BV	Netherlands
Kerkenbos 1061 BV	Netherlands
Laan van de Vrede 1 BV	Netherlands
Langeveldt de Vos BV	Netherlands
Langeveldt Groep BV	Netherlands
Paalbergweg 2-4 B.V.	Netherlands
Wilhelminapark 1 BV	Netherlands
Aon Norway AS	Norway
Aon Majan LLC	Oman

Aon Polska sp.z.o.o.	Poland
Carstens & Schues Poland Sp.z.o.o.	Poland
Aon Hewitt Sp.zo.oo	Poland
Progres Services Sp zoo	Poland
Re NewCo Sp. z.o.o.	Poland
Aon Portugal - Corretores de Seguros S.A.	Portugal
Aon Portugal Consultores Lda	Portugal
Aon Re Bertoldi Corretagem de Resseguros S.A.	Portugal
Nikols Portugal Mediacao de Seguros Lda	Portugal
Aon Motor - Gestao, Compra e Venda e Manutencao de Automoveis Lda	Portugal
Aon Qatar LLC	Qatar
Aon Romania Broker de Asigurare - re asigurare S.R.L.	Romania
Business Risk Consultants (Brisk) S.R.L.	Romania
Aon Rus Insurance Brokers LLC	Russia
Aon Rus LLC	Russia
Hewitt Associates (CIS) LLC	Russia
Aon Saudi Arabia E.C	Saudi Arabia
Aon Saudi Arabia LLC	Saudi Arabia
Benfield Bratislava s.r.o.	Slovakia
Aon Consulting South Africa (Pty) Ltd.	South Africa
Aon Holdings Sub-Sahara Africa (Pty) Ltd.	South Africa
Aon Limpopo (Pty) Ltd	South Africa
Aon Re Africa (Pty) Ltd.	South Africa
Aon South Africa (Pty) Ltd.	South Africa
Benfield (South Africa) (Pty) Ltd.	South Africa
Bymac Insurance Brokers (Pty) Limited	South Africa
Claims Fulfilment Company (Pty) Ltd.	South Africa
Cyborg Systems (Africa) Pty Ltd. Corp.	South Africa
Glenrand M I B Border-Kei (Pty) Ltd.	South Africa
Glenrand M I B Ltd.	South Africa
Glenrand M I B Northwest (Pty) Ltd.	South Africa
Glenrand M I B Makgulong (Pty) Ltd.	South Africa
Glenrand M I B Financial Services (Pty) Ltd.	South Africa
Kunene Glenrand (Pty) Ltd.	South Africa
Mafube Risk and Insurance Consultants (Pty) Ltd.	South Africa
NYA Crises Consulting and Response Management (Pty) Ltd.	South Africa
Pennant (pty) Ltd.	South Africa
QED Actuaries & Consultants (Pty) Ltd.	South Africa
Signature Made (Pty) Ltd.	South Africa
TM Insurance Brokers (Pty) Limited	South Africa
Alternative Indemnity Markets SA	Spain
Aon Accuracy SA	Spain
Aon Benfield Iberia, Correduria de Reaseguros SA	Spain
Aon Direct Group Espana S.L.	Spain
Aon Direct Marketing Services Group Broker Correduria de Seguros S.L.U.	Spain
Aon Hewitt Espana S.A.U.	Spain
Aon Gil y Carvajal Correduria de Seguros SA	Spain
Aon Gil y Carvajal Flotas SA	Spain
Aon Re Iberia Cover Holder, SL	Spain
Aon Southern Europe y Cia SC	Spain
Aon Southern Holding Spain, S.L.	Spain
Asevasa Asesoramiento y Valoraciones SA	Spain
Aon Catalunya Correduria de Seguros y Reaseguros S.A.	Spain
Control de Riesgos SA	Spain
Aon Risk Services Construccion, S.A.U.	Spain
GDS Risk Solution Correduria de Seguros SL	Spain
Mantenimiento Gestion de Renting y Administration de Flotas SA	Spain
Glenrand M I B (Swaziland) (Pty) Limited	Swaziland
Aon Swaziland (Pty) Ltd.	Swaziland
Aon Insurance Managers (AIM) Sweden AB	Sweden
Aon Sweden AB	Sweden
Hewitt Associates AB	Sweden
SINSER Holding AB	Sweden

Aon (Schweiz) AG	Switzerland
Aon Consulting AG	Switzerland
Aon Credit International Schweiz AG	Switzerland
Aon Re Switzerland AG	Switzerland
Aon Hewitt (Switzerland) S.A.	Switzerland
Aon Insurance Managers (Switzerland) Ltd.	Switzerland
Inpoint Switzerland GmbH	Switzerland
Aon Risk Solutions Schweiz AG	Switzerland
Aon Tanzania Ltd.	Tanzania
Aon Tunisia / So.car.gest S.A., Societe Anonyme de Conseil en Assurances et Reassurances et de Gestion	Tunesia
Aon Sigorta ve Reasurans Brokerlik A.S.	Turkey
NC Sigorta ve Reasurans Brokerligi AS	Turkey
Aon Gulf LLC	UAE
Aon Middle East	UAE
Aon Hewitt Middle East Limited	UAE
Hewitt Associates Middle East FZ LLP	UAE
Aon Uganda Ltd.	Uganda
Aon Ukraine LLC	Ukraine
Aon Zambia Ltd	Zambia
Aon Zambia Pension Fund Administrators Limited	Zambia
Aon Benfield (Pvt) Ltd.	Zimbabwe
Aon Consulting (Pvt) Ltd.	Zimbabwe
Aon Risk Services (Pvt) Ltd.	Zimbabwe
Aon Zimbabwe Holdings (Pvt) Ltd	Zimbabwe
Glenrand M I B (Zimbabwe) (Pvt) Limited	Zimbabwe
Minerva Holdings (Private) Ltd	Zimbabwe
Andes Global Ltd.	BVI
Aon Group Limited	BVI
AIM Gibraltar Ltd.	Gibraltar
White Rock Insurance (Gibraltar) Ltd.	Gibraltar
Aon Insurance Managers (Guernsey) Ltd.	Guernsey
Aon Insurance Managers (Holdings) Ltd.	Guernsey
Aon Services (Guernsey) Ltd	Guernsey
Lincolnshire Insurance Company PCC Limited	Guernsey
Lombard Trustee Company Limited	Guernsey
SINSER (Guernsey) Limited	Guernsey
White Rock Insurance Company PCC Ltd.	Guernsey
White Rock Insurance (Guernsey) ICC Limited	Guernsey
Aon Insurance Managers (Isle of Man) Ltd.	Isle of Man
Aon Corporate Services (Isle of Man) Limited	Isle of Man
White Rock Insurance PCC (Isle of Man) Limited	Isle of Man
IRISC (Jersey) Ltd.	Jersey
Accuracy UK Ltd.	UK
Alexander & Alexander Services UK Ltd	UK
Alexander Clay	UK
Alexander Stenhouse & Partners Ltd	UK
Aon 2007 Limited	UK
Aon 180412 Limited	UK
Aon Adjudication Services Ltd	UK
Aon Alexander & Alexander U.K. Pension Trustees Ltd	UK
Aon ANZ Holdings Limited	UK
Aon Benfield Limited	UK
Aon Benfield Securities Limited	UK
Aon Consulting Financial Services Ltd	UK
Aon Consulting Ltd	UK
Aon Fiscal Representatives Limited	UK
Aon Hewitt Limited	UK
Aon Holdings Limited	UK
Aon Holdings UK	UK
Aon (Isle of Man) Limited	UK
Aon Pension Trustees Ltd	UK
Aon Risk Services UK Ltd	UK

Aon SIPP Trustees Ltd	UK
Aon Trust Corporation Ltd	UK
Aon UK Group Ltd	UK
Aon UK Holdings Intermediaries Ltd	UK
Aon UK Limited	UK
Aon UK Trustees Ltd	UK
Bacon & Woodrow Limited	UK
Bacon & Woodrow Partnerships Limited	UK
Bacon & Woodrow Properties Company	UK
Bacon & Woodrow Service Company Limited	UK
Bacon & Woodrow Trustees Ltd	UK
Bain Hogg Group Limited	UK
Bankassure Insurance Services Ltd	UK
Benfield Greig Holdings Limited	UK
Benfield Group Limited	UK
Benfield Limited	UK
Cockman Consultants & Partners Limited	UK
Commission Freedom Holdings Limited	UK
Commission Freedom Limited	UK
CoSec 2000 Ltd	UK
Crawley Warren Group Limited	UK
Doveland Services Limited	UK
EW Blanch Holdings Limited	UK
EW Blanch Investments Limited	UK
Hewitt Bacon & Woodrow Investment Consulting Limited	UK
Hewitt Associates (Europe) Limited	UK
Hewitt Associates BPO Limited	UK
Hewitt Associates Financial Services Limited	UK
Hewitt Associates Ltd.	UK
Hewitt Associates Outsourcing Limited	UK
Hewitt Associates Outsourcing Services Limited	UK
Hewitt Bacon & Woodrow Limited	UK
Hewitt Cyborg Limited	UK
Hewitt Risk Management Services Limited	UK
Hogg Group Ltd	UK
International Space Brokers Europe Limited	UK
International Space Brokers Limited	UK
Jenner Fenton Slade Ltd	UK
Leslie & Godwin Investments Ltd	UK
McLagan (Aon) Limited	UK
Minet Consultancy Services Ltd	UK
Minet Group	UK
Minet Ltd	UK
NBS Nominees Limited	UK
Netherlands Construction Insurance Services Ltd	UK
Nicholson Leslie Investments Ltd	UK
NYA International Limited	UK
Rasini Vigano Limited	UK
SLE Worldwide Ltd	UK
Staffcare Ltd	UK
UA Combined Investment Company Ltd	UK